SUPPLEMENT DATED MARCH 20, 2009
TO THE CLASS R-4 PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

RISK/RETURN SUMMARY

PRINCIPAL LIFETIME STRATEGIC INCOME FUND

The investment objective for this Fund has been modified. The investment objective now is to seek current income and, as a secondary objective, capital appreciation.